SCHEDULE 14A
                             (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Act of 1934 (Amendment No.       )

Filed by the registrant x

Filed by a party other than the registrant___

Check the appropriate box:
__ Preliminary proxy statement
_x Definitive proxy statement
__ Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Salient Cybertech, Inc.
          ------------------------------------------------
           (Name of Registrant as Specified in its Charter)

                        Salient Cybertech, Inc.
          ------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
x_  No fee required
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and O-11

  1) Title of each class of securities to which transaction applies:__________________________________________________________
  2) Aggregate number of securities to which transaction applies:__________________________________________________________
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________
  4) Proposed maximum aggregate value of transaction: ____________
  5) Total fee paid:______________________________________________
__  Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid: _____________________
  (2) Form, Schedule or Registration Statement No.:________________
  (3) Filing Party: _______________________________________________
  (4) Date Filed: _________________________________________________


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                        Salient Cybertech, Inc.
                    1999 Lincoln Drive, Suite 202
                         Sarasota, FL. 34236

          NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                        FRIDAY, DECEMBER 14, 2001.


NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Salient Cybertech, Inc., a Delaware corporation (the "Company"), will be held at the offices of Salient Cybertech, Inc., at the following address:

                  The Offices of Bobbitt Pittenger & Co.
                     1605 Main Street, Suite 1010
                       Sarasota, Florida 34236

on December 14th at 9:30 am, for the purpose of considering and acting upon the following matters:

1. Approval of the Company's name change and stock ticker (symbol) change, reflecting the Company's new non-internet strategy as adopted by the Board of Directors on November 26th, 2001.

2.  Approval of a one for twenty reverse split of the Company's Common Stock.

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Company, located at 1999 Lincoln Drive, Suite 202, Sarasota FL 34236.

The Board of Directors recommends that you vote FOR Company's name change and stock ticker (symbol) change, the one for twenty reverse split of the Company's Common Stock.

           By Order of the Board of Directors

          /s/ Paul Sloan

           Paul Sloan, Chairman and Chief Executive Officer

           December 3, 2001

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. TO REVOKE YOUR PROXY INSTRUCTIONS, YOU MUST EITHER (1) INFORM THE SECRETARY IN WRITING BEFORE YOUR SHARES HAVE BEEN VOTED BY THE PROXIES AT THE MEETING, (2) DELIVER LATER PROXY INSTRUCTIONS, OR (3) ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.


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                        Salient Cybertech, Inc.
                    1999 Lincoln Drive, Suite 202
                         Sarasota, FL. 34236

                    PROXY INFORMATION STATEMENT


GENERAL


This information is furnished by the Board of Directors of Salient Cybertech, Inc. (the "Company") for the Company's Special Meeting of Stockholders
(the "Meeting"), which will be held on the date, at the time and place, and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof. This proxy statement and the foregoing notice are first being sent to stockholders of the Company (the "Stockholders") on or about December 3, 2001.

The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, shareholders in attendance, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

At the close of business on October 19, 2001, the record date fixed for the determination of Stockholders entitled to notice of and to vote at the Meeting, there were 21,480,237 outstanding shares of the Company's Common Stock, its only class of voting securities currently issued. Each share of Common Stock entitles the record holder thereof to one vote. The presence at the Meeting, in person or by proxy, of a majority of such outstanding shares of Common Stock will constitute a quorum.

The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to:

1. Approve of the Company's name change and stock ticker (symbol) change, reflecting the Company's new non-internet strategy as adopted by the Board of Directors on November 26th,2001.

2.  Approve of a one for twenty reverse split of the Company's Common Stock.

Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of Common Stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.


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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information as of November 30, 2001 regarding the beneficial ownership of the Company's Common Stock by
(i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each Director and Officer of the Company, and each nominee as Director or Officer, and (iii) by all Executive Officer and Directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned. The number of shares indicated does not include unexercised stock options.

Name 				Number of Shares
Beneficial Owner		Beneficially Owned	Percent of Class

Paul Sloan (a)                  9,229,000               46.00%
President, CEO, Director

James Vondra (b)                   42,476                0.20%
Director

Kim Adolphe  (b)                2,696,000               13.00%
Director

Michael Solomon (b)                28,863                0.14%
Director

Ira Helman  (b)                   355,000                2.76%
Director

Kristian Baso  (c)                      0                0.00%
Director

Sean Zauser  (c)                        0                0.00%
Director

Darren Silverman (c)                    0                0.00%
Director

Jay Elliott (d)                         0                0.00%
Director

Larry Provost(e)                  132,750                0.65%

All Directors and
Officers (f)                   12,351,339               61.90%
(9 persons)
_______________________________________

(a)	Paul Sloan also owns 4 shares of preferred convertible stock, each convertible into 1,500,000 common shares.
(b)	Resigned from Board on November 14, 2001.
(c)	Appointed to Board on November 14, 2001.
(d)	Appointed to Board on November 26, 2001.
(e)	Former Chairman of Board, resigned in February, 2000. Mr. Provost also owns 10 shares of preferred convertible stock, each convertible into 1,500,000 common shares.
(f)	All persons listed with the exception of Larry Provost.


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PROPOSAL ONE - CHANGE OF NAME AND STOCK SYMBOL

At a meeting of the Board of Directors held on November 26, 2001, the Board of Directors decided that in the current business environment our present strategy of acquiring and developing Internet based businesses and High Tech businesses was inappropriate in that these businesses, as a group, required levels of funding currently unavailable to us. As well, the investment community appears leery of these sectors, with respect to new products and processes, and their development. In an effort to maximize the value of our company and the value of your shares in the Company, the Board adopted a new strategy in which it would pursue a new business direction, namely that of marketing at the point of sales level. Historically, this entails coupon marketing, and other forms of direct marketing of products directly to the consumer.

To better reflect the new avenues of business the Company is pursuing, the Board of Directors feel that a change of Name and Symbol, both to differentiate ourselves from our past business activities, and to identify ourselves with our new business activities, would be of great benefit to us.

The Board of Directors has unanimously approved the resolution to change our name and Stock Symbol toreflect our new business interests. The proposed new name is:

					BrandAid Marketing Corporation

Accordingly, the Board of Directors will offer the following resolution at the Special Meeting:

RESOLVED, that the name of the Company be changed to BrandAid Marketing Corporation, and the Board of Directors is directed to do all things necessary to effect the name change, and to change the Stock Symbol for the Company as it deems fit.

The affirmative vote of at least a majority of the shares represented and voting at the Special Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for the name change proposed.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NAME CHANGE AND SYMBOL CHANGE.

PROPOSAL TWO - ONE FOR TWENTY REVERSE SPLIT OF COMMON SHARES

The Company's Board of Directors, On November 26, 2001, adopted a resolution to effect a 1 for 20 reverse stock split of its Common Stock ("Reverse Split"). If the Reverse Split is approved by the Shareholders, on the effective date of the Reverse Split (the "Effective Date"), the number of shares of Common Stock held by each Shareholder will be deemed automatically, without further action on the part of the Shareholders, to represent one-twentieth of the number of shares of Common Stock owned immediately prior to the Reverse Split adjusted, as described below, for any fractional shares. Fractional shares shall be rounded up to the next full whole number of shares.

The Board believes that as a result of present market conditions and the recent price of our stock in the present market, it has become necessary to make a reverse split of outstanding Common Shares of the Company in order to increase the stock price and make the Company more competitive and its stock price more properly reflective of the Company's market strength.

Due to the severely depressed stock price during the fourth quarter of 2001, the Board believes that it has become necessary to make a reverse split. The extent of the reverse split is based upon the circumstances at the time of consideration. The price of our shares has been depressed considerably over the last several months and this authorization would allow the Board of Directors to make a reverse split of the shares of Common Stock outstanding to raise the stock price.

Accordingly, the Board of Directors will offer the following resolution at the Special Meeting:

RESOLVED, that the one for twenty reverse stock split of the Company's Common Shares be, and hereby is, ratified and approved.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2.

THE BOARD OF DIRECTORS DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. The solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.

ANNUAL REPORT ON FORM 10-KSB, AND FILINGS INCORPORATED HEREIN BY REFERENCE

The following are incorporated by reference herein and are available at no cost upon written or oral request from the Secretary, and are also available from the SEC Filings link from the Company web site at www.salientcyber.com.

Reports on Form 10-Q for the Periods ending March 31, 2001, June 30, 2001, and September 30, 2001.

Reports on Form 8-K filed on November 14, 2001 and November 26, 2001.

The Company's audited financial statements for the year ending December 31, 2000, and related disclosures are incorporated by reference herein from the Company's 2000 Annual Report 10-KSB which is available at no cost upon written or oral request from the Secretary, and is also available from the SEC Filings link from the Company web site at www.salientcyber.com.

By order of the Board of Directors,


/s/Paul Sloan
President           		DATE: December 3, 2001


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO
FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


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                        1999 Lincoln Drive, Suite 202
                            Sarasota,  FL. 34236

                      SPECIAL MEETING OF STOCKHOLDERS
            TO BE HELD ON FRIDAY DECEMBER 14TH, 2001 AT 9:30 AM
                FOR HOLDERS OF RECORD AS OF OCTOBER 19, 2001

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of SALIENT CYBERTECH, INC. (the "Company"), revoking all previous proxies, hereby appoints PAUL SLOAN as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company, to be held at 9:30 A.M.
at the offices of The Offices of Bobbitt Pittenger & Co. 1605 Main Street, Suite 1010, Sarasota, Florida 34236 on December 14th, 2001, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

Indicate your vote by marking an "X"

PROPOSALS:

PROPOSAL 1- RESOLVED, that the name of the Company be changed to BrandAid Marketing Corporation, and the Board of Directors is directed to do all things necessary to effect the name change, and to change the Stock Symbol for the Company as it deems fit.

Directors recommend a vote "FOR" Proposal 1.

____ FOR        ____ AGAINST     _____ ABSTAIN

PROPOSAL 2- RESOLVED, that the one for twenty reverse stock split of the Company's Common Shares be, and hereby is, ratified and approved.


Directors recommend a vote "FOR" Proposal 2.

____ FOR        ____ AGAINST     _____ ABSTAIN

    Such other business as may properly come before the meeting or any adjournment thereof.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting Proxy Statement.


Signature______________________________  Date:_____________________

Print Name_____________________________


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